SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1)	Basis of presentation and use of estimates

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of its assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions reflected in the Company’s consolidated financial statements include, but are not limited to, revenue recognition, allowance of doubtful accounts, assessing the initial valuation of investments and the subsequent other-than-temporary declines in fair value, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and related goodwill, share-based compensation expenses, deferred tax assets and related valuation allowance and income tax uncertainties. Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could materially differ from these estimates.

2)	Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, the VIE and its consolidated entities for which a subsidiary of the Company, Zhengtu Information, is the primary beneficiary. All transactions and balances between the Company, its subsidiaries, the VIE and its consolidated entities have been eliminated upon consolidation. Results of acquired subsidiaries are consolidated.

The attribution of net income and other comprehensive income or loss items, if any, are allocable to the Company and its noncontrolling interests based on their respective ownership percentages of the entities to which these underlying items are derived from.

The Group has adopted ASC 810-10 (“ASC 810-10”), Consolidation: Overall. ASC 810-10 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

PRC laws and regulations restrict foreign ownership to operate online games. In order to comply with these foreign ownership restrictions, the Company operates its online games in China through Giant Network, a variable interest entity, which is 75% owned by Mr. Yuzhu Shi, who is also a principal shareholder of the Company.

Giant Network holds a value-added telecommunications business operating license to provide internet content distribution services in PRC, an internet publishing license to operate and distribute games through the internet, and an approval from government to provide online discussion forum services. In addition, Giant Network also owns facilities including an office building, computers, equipment and servers that are recognized in the Company’s consolidated financial statements and hires operational and marketing employees for its daily operation. Through online games, software sales, and licensing agreements entered into with other PRC subsidiaries of the Company, Giant Network operates certain of the Group’s games exclusively in PRC, such as ZT Online and ZT Online 2, in return for fees.

Zhengtu Information has the unilateral right to control Giant Network, including its financial interests, through the following contractual arrangements which have been entered into amongst Zhengtu Information, Giant Network and its equity holders:

Online Games Software Sales and Licensing Agreements

Pursuant to the Online Games Software Sales and Licensing Agreements between Zhengtu Information, Jujia Network, Juhuo Network, Snow Wolf Software, Zhengju Information and Giant Network, Zhengtu Information, Jujia Network, Juhuo Network, Snow Wolf Software and Zhengju Information license their online game software to Giant Network in return for an upfront fees and royalty fees charged at fixed rates ranging from 24% to 65% of the game revenues derived from four game series, on a monthly basis. In addition, such royalty fee rates are effectively adjustable at the sole discretion of Zhengtu Information, Jujia Network, Juhuo Network, Snow Wolf Software and Zhengju Information. For the agreements with Zhengtu Information, Snow Wolf Software, and Zhengju Information, they have indefinite terms and can only be terminated if both parties mutually agree in writing. For the agreements with Jujia Network and Juhuo Network, they have a term of two years and will be terminated if both parties mutually agree in writing.

Exclusive Technical Consulting and Service Agreements

Pursuant to the Exclusive Technical Consulting and Service Agreement between Zhengtu Information and Giant Network, Zhengtu Information is to provide exclusive technical and consulting services in return for fees computed based on the total operating expenses incurred by Zhengtu Information plus a reasonable markup. The initial term of this agreement is expected to expire on September 6, 2016 and is renewable at the sole discretion of Zhengtu Information. Pursuant to this agreement, in the event that either party to such agreement (i) breaches its obligations thereunder in full or in part and fails to cure such breach effectively and in a timely manner, which leads to a material damage to the non-breaching party; (ii) materially fails to perform its undertakings under this agreement; or (iii) any of the representations given by such party is untrue, in each case the non-breaching party shall have the right to terminate this agreement. Notwithstanding the above, if Giant Network wishes to terminate this agreement before the expiration of its term, it shall serve a written notice to Zhengtu Information six-months prior to the expiration of the agreement and obtain Zhengtu Information’s consent, and shall be liable for a penalty of RMB20,000,000 and compensation to Zhengtu Information for all of its losses resulting from such early termination.

A similar Exclusive Technical Consulting and Service Agreement was signed between Zhengju Information and Giant Network in 2012 with identical terms as described above. The term of this agreement is ten years which is expected to expire on January 5, 2022 and cannot be early terminated unless both parties mutually agree in writing.

During the years ended December 31, 2011, 2012 and 2013, total fees charged under the agreements above totaled approximately RMB1,474,000,000, RMB1,776,000,000, and RMB1,777,000,000 (US$294,000,000), respectively, which represented substantially all of Giant Network’s operating profits for the years presented.

Power of Attorney

Pursuant to the Purchase Option and Cooperation Agreement, each of the equity holders of Giant Network signed an irrevocable Power of Attorney to grant Zhengtu Information’s designee, Mr. Yuzhu Shi, the power to exercise all the voting rights of such entity holders in shareholders’ meeting, including but not limited to deciding to sale or transfer of all or part of such entity holders’ equity interests in, and appointing and selecting directors, general managers and other senior management of Giant Network. The initial agreement has a term of ten years and can automatically extend for another ten years if Zhengtu Information doesn’t raise an objection.

Purchase Option and Cooperation Agreement

Pursuant to the Purchase Option and Cooperation Agreement and its supplementary agreements amongst Zhengtu Information and the equity holders of Giant Network, the equity holders of Giant Network granted Zhengtu Information or its designated party, an exclusive irrevocable option to purchase all or part of their equity interests, when and to the extent permitted under the PRC law, at an amount equal to RMB10,000,000 or the lowest price permitted by the PRC law. Giant Network cannot declare any profit distributions or grant loans in any forms without the prior written consent of Zhengtu Information. All funds received by the equity holders of Giant Network or their designees (including but not limited to dividends and loans) must be remitted in full to Zhengtu Information and Giant Network, respectively. If Giant Network or its equity holders commit a material breach of the Purchase Option and Cooperation Agreement or its supplementary agreements and fail to cure or remedy such breach, Zhengtu Information reserves the right to either terminate the agreement and demand the breaching party for compensation for all damages and losses, or to enforce the further performance of the agreement in addition to the claim for all damages and losses against the breaching party.

Share Pledge Agreement

Pursuant to the Share Pledge Agreement between Zhengtu Information and the equity holders of Giant Network, the equity holders of Giant Network have contemporaneously pledged all their equity interests in Giant Network to secure the payment obligations of Giant Network under the VIE agreements. This agreement is valid as long as the other VIE agreements are effective.

Letter of Financial Support

Pursuant to Letter of Financial Support, Zhengtu Information agreed to provide unlimited financial support to Giant Network during its operation and agreed to forego the right to seek repayment in the event that Giant Network is unable to repay such funding.

As of December 31, 2013, the share capital and accumulated gain of Giant Network was RMB10,000,000 (US$1,651,882) and RMB92,673,054 (US$15,308,498), respectively, as compared to share capital and accumulated loss of RMB10,000,000 and RMB54,957,718, respectively, as of December 31, 2012.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Company and Giant Network through the irrevocable Power of Attorney, whereby the equity holders of Giant Network has effectively assigned all of their voting rights underlying their equity interest in Giant Network to Zhengtu Information. In addition, through the other aforementioned agreements, the Company demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the profits and all of the expected losses of Giant Network through Zhengtu Information. Thus the Company is also considered the primary beneficiary of Giant Network through Zhengtu Information. Accordingly, Giant Network and its consolidated entities’ results are consolidated in the Company’s financial statements under ASC 810-10.

In the opinion of management and the Company’s PRC counsel, Grandall Law Firm (Shanghai), (i) the ownership structure of the Company and Giant Network, through Zhengtu Information, are in compliance with existing PRC laws and regulations, and (ii) the contractual arrangements with Giant Network and its shareholder are valid, binding, enforceable and will not result in any violation of PRC laws or regulations currently in effect.

Even though the equity holders of Giant Network also hold equity interests in the Company, they may fail or cause Giant Network to fail to perform the obligations under the VIE agreements. The Company may have to incur substantial costs and expend efforts to enforce the Company’s rights under these agreements, where it has to rely on legal remedies under the PRC law.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and its contractual arrangements with Giant Network, through Zhengtu Information, are prospectively found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its ownership structure and operations in the PRC to comply with the new PRC laws and regulations. The restructuring of its organization structure to comply with new PRC laws and regulations may cause the Company to lose control of its VIE, thus resulting in its deconsolidation. In the opinion of management, the likelihood of such events provoking deconsolidation in respect of the Company’s current ownership structure or the contractual arrangements with Giant Network is remote based on current facts and circumstances.

There are no pledges or collateralization of Giant Network and its consolidated entities’ assets which may only be used to settle Giant Network and its consolidated entities’ obligations during the periods presented. For the periods presented, creditors of Giant Network and its consolidated entities do not have recourse to the general credit of the Company, who is also considered the primary beneficiary of Giant Network through Zhengtu Information, and as such, these amounts have been parenthetically presented on the face of the Company’s consolidated balance sheets. The Company has not provided any financial or other support that it was not previously contractually required to provide to Giant Network during the periods presented.

The following table represents the carrying amounts of the assets and liabilities of Giant Network and its consolidated entities, including the intercompany payables to the Company’s PRC subsidiaries for accrued service and license fees of RMB1,278,972,129 and RMB1,694,938,756 (US$ 279,983,936) as of December 31, 2012 and 2013, respectively:

	2012	2013	2013
	RMB	RMB	US$
ASSETS
Current assets:
Cash and cash equivalents	274,141,083	320,894,854	53,008,054
Accounts receivable	6,555,391	3,494,393	577,233
Prepayments and other current assets	37,563,773	31,571,092	5,215,173
Due from a related parties	1,019,128,949	1,359,271,355	224,535,632
Inventories	333,195	—	—
Deferred tax assets, net	143,002,725	115,097,258	19,012,713

Total current assets	1,480,725,116	1,830,328,952	302,348,805

Non-current assets:
Property and equipment, net	312,791,693	313,983,683	51,866,409
Intangible assets, net	5,914,981	20,520,060	3,389,672
Due from research and development entity partners	637,000	—	—
Goodwill	15,170,511	15,170,511	2,505,990
Long-term investments	59,808,310	70,072,423	11,575,140
Deferred tax assets, net	1,502,617	1,675,755	276,815
Other assets	1,100,000	62,291,667	10,289,850

Total non-current assets	396,925,112	483,714,099	79,903,876

Total assets	1,877,650,228	2,314,043,051	382,252,681

LIABILITIES
Current liabilities:
Payables and accrued expenses	63,103,923	68,497,136	11,314,921
Advances from distributors	93,468,209	70,317,903	11,615,690
Due to a related parties	1,298,030,769	1,723,137,717	284,642,073
Deferred revenue	470,279,509	347,524,943	57,407,031
Tax payable	4,371,971	22,209,243	3,668,706
Unrecognized tax benefit	6,418,702	6,418,702	1,060,294
Deferred tax liabilities	2,500,250	—	—

Total current liabilities	1,938,173,333	2,238,105,644	369,708,715

			—
Total liabilities	1,938,173,333	2,238,105,644	369,708,715

The following table represents the breakdown of contribution by Giant Network and its consolidated entities as well as the Company and other entities within the Group to the Group’s total net income and total comprehensive income. The amounts presented below are calculated before deducting intercompany service and license fees payables from the VIE and its consolidated entities to the other PRC subsidiaries of the Company.

	For year ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Net income (loss) attributable to the Company’s shareholders
Giant Network and its consolidated entities	1,515,790,079	1,778,254,022	1,908,831,536	315,316,505
The Company and other entities within the Group	(635,823,205)	(784,534,016)	(655,863,608)	(108,340,950)

	879,966,874	993,720,006	1,252,967,928	206,975,555

Other comprehensive income (loss)
Giant Network and its consolidated entities	—	—	—	—
The Company and other entities within the Group	(100,725,366)	32,505,955	(4,541,240)	(750,160)

	(100,725,366)	32,505,955	(4,541,240)	(750,160)

Comprehensive income	779,241,508	1,026,225,961	1,248,426,688	206,225,395

In addition, Giant Network and its consolidated entities accounted for approximately RMB1,342,000,000, RMB1,789,500,000 and RMB 1,780,300,000 (US$ 294,085,000) net increase in cash and cash equivalents in 2011, 2012 and 2013, respectively. However, a substantial amount of the cash and cash equivalents generated by the VIE was subsequently transferred to the other PRC subsidiaries of the Company to pay for the intercompany service and license fees.

3)	Foreign currency translation and transactions

The Company’s, its BVI and Hong Kong subsidiary’s functional currency is the United States dollars (“US$”). The functional currency of the Company’s PRC subsidiaries, Giant Network and its consolidated entities, is the Chinese Renminbi (“RMB”), based on the criteria of ASC subtopic 830-10 (“ASC 830-10”), Foreign Currency Matters: Overall. The Company uses the RMB as its reporting currency. The Company uses the average exchange rate for the year and the exchange rate at the balance sheet date to translate its operating results and financial position, respectively. Translation differences are recorded in accumulated other comprehensive loss, a component of shareholders’ equity.

Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are remeasured into the functional currency at the exchange rates prevailing at the balance sheet date. The resulting realized and unrealized exchange gains and losses are included in the consolidated statements of operations and comprehensive income.

4)	Convenience translation

Amounts in US$ are presented for the convenience of the reader and are translated at the noon buying rate of US$1.00 to RMB6.0537 on December 31, 2013 in the City of New York for cable transfers of RMB as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the RMB amounts could have been, or could be, converted into US$ at such rate.

5)	Cash and cash equivalents and restricted cash

Cash and cash equivalents represent cash on hand, demand deposits and money market fund placed with banks or other financial institutions. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents. All highly liquid investments with stated maturities of greater than 90 days but less than one year, are mainly fixed rate time foreign deposits that are classified as short-term investments which are stated at their approximate fair value.

Restricted cash represents an USD deposit in bank to be used for the payments of bank charges of an outstanding short-term bank loan (Note 12).

6)	Investments

The Group accounts for its investments in accordance to ASC subtopic 320-10 (“ASC 320-10”), Investments-Debt and Equity Securities: Overall. ASC 320-10 classifies the investments in debt securities as “trading”, “held-to-maturity” or “available-for-sale”, whose classification determines the respective accounting methods stipulated by the accounting standard for financial instruments.

Trading securities

The securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Unrealized holding gains and losses for trading securities are included in earnings. The Group had no securities that were bought and held principally for the purpose of selling them in the near term to which would be classified as trading securities as of December 31, 2012 and 2013.

Held- to- maturity securities

The securities that the Group has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and are stated at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Interest income from the held-to-maturity securities is recognized when earned. Premiums and discounts, if any, are amortized or accreted over the life of the related security as an adjustment to interest income using the effective-interest method. For individual securities classified as held-to-maturity securities, the Group evaluates whether a decline in fair value below the amortized cost basis is other-than-temporary using estimated fair values of the pledged collaterals or financial guarantees. If the Group concludes that it does not intend or is not required to sell an impaired debt security before the recovery of its amortized cost basis, the impairment is considered temporary and the held-to-maturity security continue to be recognized at the amortized cost.

When the Group intends to sell an impaired debt security or it is more likely than not that it will be required to sell prior to recovery of its amortized cost basis, an other-than-temporary impairment loss equal to the entire excess of the debt security’s amortized cost basis over its fair value is recognized at the balance sheet date.

Available-for-sale security

Investments not classified as trading or as held-to-maturity are classified as available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized gains and losses recorded in other comprehensive income (loss). Gains or losses are charged to earnings during the period in which gains or losses are realized. An impairment loss on available-for-sale debt securities would be recognized in the earnings when the decline in value is determined to be other-than-temporary.

The Group has designated its investment in convertible redeemable preferred shares (“the Preferred Shares”) of Five One Network Development Co., Ltd. (“51.com”) as available-for-sale in accordance with ASC 320-10. Such available-for-sale investment is reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive loss in shareholders’ equity. Realized gains or losses are charged to earnings during the period in which the gain or loss is realized. If the Group determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to its estimated fair value. The new cost basis will not be adjusted for subsequent recoveries in fair value. Determination of whether declines in value are other-than-temporary requires significant judgment. The Group recorded an other-than-temporary impairment of RMB240,725,709 for the year ended December 31, 2012. No impairment was recorded for the years ended December 31, 2011 and 2013.

Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings. Any realized gains or losses on the sale of the investments are determined on a specific identification method, and such gains and losses are included in earnings.

7)	Long-term investments

In accordance with ASC 325-20 (“ASC 325-20”), Investments-Other: Cost Method Investments, for investments in an investee over which the Group does not have significant influence, the Group carries the investment at cost and only adjusts for other-than-temporary declines in fair value and distributions of earnings that exceed the Company’s share of earnings since its investment. Management regularly evaluates the impairment of its cost method investments based on the performance and financial position of the investee as well as other evidence of estimated market values. Such evaluation includes, but is not limited to, reviewing the investee’s cash position, projected and historical financial performance, cash flow forecasts and current and future financing needs. An impairment loss is recognized in the consolidated statements of comprehensive income equal to the excess of the investment’s cost over its estimated fair value at the balance sheet date of the reporting period for which the assessment is made. The fair value would then become the new cost basis of investment. The impairment charge was nil for the years ended December 31, 2011, 2012 and 2013.

8)	Investment in equity investees

For investments in an investee over which the Group can exercise significant influence but does not own a majority equity interest or control are accounted for using the equity method of accounting in accordance with ASC 323-10 (“ASC 323-10”), Investments-Equity Method and Joint Ventures.

Under the equity method, the Group initially records its investment at cost and prospectively recognizes its proportionate share of each equity investee’s net income or loss into its consolidated statements of comprehensive income. The difference between the cost of the equity investee and the amount of the underlying equity in the net assets of the equity investee is recognized as equity method goodwill included in equity method investment on the consolidated balance sheets. The Group evaluates the equity method investments for impairment under ASC 323-10. An impairment loss on the equity method investments is recognized in the consolidated statements of comprehensive income when the decline in value is determined to be other-than-temporary. The impairment charge was nil, RMB3,211,404 and nil for the years ended December 31, 2011, 2012 and 2013, respectively.

The Group holds equity investments in Shanghai Tonghua Network Technology Co., Ltd. (“Tonghua Network”) with 30% equity interest and Shanghai Juxian Network Technology Co., Ltd. (“Juxian Network”) with 40.8% equity interest. The carrying amounts of these investments were reduced to nil as of December 2012. The Group continued to record equity pick up of losses from Tonghua Network for the years ended December 31, 2012 and 2013 in accordance with ASC 323-10 as the Group provided additional financial support to Tonghua Network during the years ended December 31, 2012 and 2013.

9)	Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the following estimated useful lives:

Computer equipment	5 years
Leasehold improvements	Over the shorter of the lease terms or the estimated useful lives of the assets
Furniture and fixtures	5 years
Motor vehicles	5 years
Property	42 years

Fixed assets have an estimated residual equal to 5% of the original cost.

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterments that extend the useful life of a fixed asset are capitalized as an addition to the related asset. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any gain or loss reflected in the consolidated statements of comprehensive income.

10)	Intangible assets

The Group recognizes costs to develop its online game products to be licensed for sale in accordance with ASC subtopic 985, Software. Online game product development costs consist primarily of payroll, depreciation and other overhead expenses incurred by the Group to develop, maintain, monitor and manage the Group’s online gaming products. Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred and are included in product development expenses. Once an online game product has reached technological feasibility, all subsequent online game product development costs are capitalized until the product is available for marketing. Technological feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation and only occurs when the online games have a proven ability to operate in an online game environment.

Intangible assets are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over the following estimated useful lives:

Online game product development costs	4 years
Software	3 and 10 years
License fee	Over the shorter of the license terms or
the estimated licensed game lives

The Group recognizes website and internally used software development costs in accordance with ASC subtopic 350-40 (“ASC 350-40”), Intangibles — Goodwill and Other: Internal-Use Software. As such, the Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over their estimated expected life. Since the inception of the Group, the amount of costs qualifying for capitalization has been insignificant and as a result those costs have been expensed as incurred. For the years ended December 31, 2011, 2012, and 2013, the Group capitalized approximately RMB4,800,000, RMB7,450,000, and nil of the online game development costs, respectively.

11)	Land use right

The land use right represents the amounts paid and relevant costs incurred for the right to use land in the PRC and it is recorded at purchase cost less accumulated amortization. Amortization is provided on a straight-line basis over the terms of the land use rights agreement, which is 50 years. For a land use right obtained through a business or asset acquisition, amortization is recorded on a straight-line basis over its respective remaining estimated useful live.

12)	Impairment of long-lived assets and intangible assets

Long-lived assets, including intangible assets, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC subtopic 360-10 (“ASC 360-10”), Property, Plant and Equipment: Overall. When such events occur, the Group assesses the recoverability of the long lived assets by comparing the carrying amounts to the estimated future undiscounted cash flows associated with the related assets. If the future net undiscounted cash flows are less than the carrying amount of the assets, the assets are considered impaired and an expense is recognized equal to the amount required to reduce the carrying amount of the assets to their then estimated fair value. Fair value is generally determined by discounting the cash flows expected to be generated by the assets, when the market prices are not readily available for the long-lived assets.

The impairment loss of nil, RMB13,066,057 and RMB20,100,000 (US$3,320,283) was recognized for the years ended December 31, 2011, 2012 and 2013, respectively.

13)	Goodwill

Goodwill represents the excess of the purchase price over the estimated fair value of net tangible and identifiable intangible assets acquired. The Group’s goodwill outstanding at December 31, 2013 was related to the Group’s acquisition of three subsidiaries. In accordance with the provisions of ASC subtopic 350 (“ASC 350”), Goodwill and Other Intangible Assets, goodwill amounts are not amortized, but rather are tested for impairment at least annually or more frequently if there are indicators of impairment present.

In accordance with ASC 350, the Group has assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Group has determined that it has one reporting unit, which is also its only reportable segment.

The performance of the impairment test involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the carrying value exceeds the fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss. The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. If the carrying amount of the goodwill is greater than its implied fair value, the excess is recognized as an impairment loss. The annual goodwill impairment test is performed on December 31 of each year.

In accordance with Accounting Standards Update No. 2011-08 (“ASU 2011-08”), Testing Goodwill for Impairment, issued by the Financial Accounting Standards Board (“FASB”), the Group has the option to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative test. If the Group believes, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The qualitative assessment included an in-depth analysis of factors, including general economic conditions, industry and market conditions, financial factors (such as revenue growth) and the price of the Company’s ADS, as well as other drivers of a fair value analysis.

No impairment loss was recognized for the years ended December 31, 2011, 2012 and 2013.

14)	Fair value of financial instruments

Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investments, accounts receivable, certain other assets and liabilities, available-for-sale security, held-to-maturity securities, a short-term loan and a long-term loan. As of December 31, 2012, and 2013, the carrying values of these financial instruments, other than available-for-sale security, held-to-maturity securities and long-term loan, approximated their fair values due to their generally short maturities (Note 25). The carrying value of the long-term loan approximated its fair value given the interest rate on the loan approximated prevailing market interest rate.

15)	Revenue recognition

Online game revenue

The Group currently provides online game services in the PRC and recognizes revenue in accordance to the criteria of ASC subtopic 605 (“ASC 605”), Revenue Recognition, when persuasive evidence of an arrangement exists, the service has been rendered, the sales price is fixed or determinable, and collectability is reasonably assured.

The Group operates Massively Multiplayer Online Role-Playing Games (“MMORPG”) under a free-to-play model. Under this model, players can access the games free of charge but may purchase game points for in-game premium features.

The Group sells prepaid cards, in physical or virtual forms, for its in-game premium features to distributors who in turn sell the prepaid cards to end customers. The prepaid game cards provide customers with a pre-specified number of game points for consumption. All prepaid cards sold to distributors require upfront advance cash payments. The Group also sells game points through online sales directly to end customers using their credit or debit cards, which is generally settled by the banks within one to two days. Proceeds from the sale of prepaid game cards from distributors and online sale of game points are initially recognized as advances from distributors. These prepaid fees are reclassified to deferred revenue upon the end users’ online registration and conversion of the game points into the respective user accounts.

The Group’s end users are required to “activate” the prepaid game cards by using access codes and passwords to transfer the value of those cards to game points in their personal user accounts. The Group does not recognize revenue for game cards which are sold but not yet converted into game points and used by customers to purchase premium features as the Group is required to provide future services, in the form of in-game premium features, related to those cards or points. Deferred revenue is recognized as revenue over the estimated lifespan of the premium features purchased or as the premium features purchased with the game points are consumed. In-game premium features include virtual services and consumable virtual items and permanent virtual items. In terms of virtual services and consumable virtual items, revenue is recognized either ratably or upon consumption depending on whether services and items be recognized as time-based or usage-based. In terms of permanent virtual items, revenue is recognized over the estimated lifespan which is determined on the basis of historical player usage patterns and playing behaviors. When the estimated lifespan of certain permanent virtual items is unable to be reliably determined on the basis of historical paying player patterns or behaviors, the related revenues would be recognized over the estimated game lifespan. Future usage patterns may differ from the historical usage patterns on which the Group’s revenue recognition policy is based. The Group is committed to continually monitoring its actual operational statistics and usage patterns of its online games and to comparing these actual statistics with its original estimates and to refining these estimates and assumptions when they materially differ from the actual statistics.

The Group sells prepaid game cards at a discount to its distributors. The Group accounts for such discounts in accordance with ASC subtopic 605-15 (“ASC 605-15”), Revenue: Product. Such discounts are initially accounted for as a reduction of advances from distributors. As a result, deferred revenue will only include the value of activated discounted and undiscounted prepaid cards and game points, which are subsequently recognized as revenue on a weighted average basis when the Group provides future services in the form of premium features.

Licensing revenue

The Group also licenses various kinds of its games to overseas third parties in Vietnam, Thailand, Russia, United States, South Korea, Taiwan, Hong Kong and Macao in 2013. The royalty income is determined based on an agreed upon percentage of game points consumed by the players with accounts registered with the game vendors, net of applicable withholding taxes, which becomes fixed or determinable at the time actual usage occurs. The related royalty income is recognized on a monthly basis, as the game vendors confirm their sales activities for the period.

The Group’s VIE is subject to a 5% business tax and related surcharges on the revenues earned from the sale of game points that are deducted from online game revenue. The Company’s subsidiary, Giant HK, is also subject to overseas withholding taxes and related surcharges on royalty income that are deducted from licensing revenue. Such business tax and related surcharges for the years ended December 31, 2011, 2012 and 2013 were RMB111,185,658, RMB125,496,870 and RMB131,260,725 (US$21,682,727), respectively.

The Group does not defer any costs associated with the sale of its prepaid cards or game points.

16)	Cost of services

Cost of services consists primarily of payroll, depreciation and amortization, maintenance and rental of computer equipment, production costs for prepaid game cards and other overhead expenses directly attributable to the provision of the Group’s online game services.

Cost of services also includes a 6% VAT (5% business tax for the year ended December 31, 2011), and 3% (net) VAT and related surcharges on technical and consulting fees and royalty fees charged by the Company’s PRC subsidiaries to Giant Network. Such business tax, VAT and related surcharges for the years ended December 31, 2011, 2012 and 2013 were RMB72,804,988, RMB83,559,952 and RMB86,954,956 (US$14,363,935), respectively.

17)	Advertising expenses

Advertising costs are expensed when incurred as sales and marketing expenses and amounted to approximately RMB105,308,000, RMB93,425,000, and RMB128,282,000 (US$21,191,000) for the years ended December 31, 2011, 2012 and 2013, respectively.

18)	Research and product development expenses

Costs incurred for the development of online game products prior to the establishment of technological feasibility and costs incurred for maintenance after the online game products are available for marketing are expensed when incurred and are included in research and product development expenses.

19)	Comprehensive income

Comprehensive income is defined as the changes in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Among other disclosures, ASC topic 220 (“ASC 220”), Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, the Group’s comprehensive income includes net income, foreign currency translation adjustments and unrealized holding gains (losses) and is presented in the consolidated statements of comprehensive income.

20)	Share-based compensation

The Group’s employees participate in the Company’s 2006 and 2007 stock incentive plans including share options and restricted shares, which is more fully described in Note 17. The Group accounts for its share-based payments pursuant to ASC subtopic 718-10 (“ASC 718-10”), Compensation — Stock Compensation: Overall. According to ASC 718-10, all grants of share options and restricted shares to employees are recognized in the consolidated financial statements based on their grant date fair values. The Company’s share options and restricted shares are subject to graded vesting provisions. Fair value of share options is determined by management with the assistance of an independent third party valuation firm, using a binomial option pricing model derived by management. Fair value of restricted shares is determined by management using the closing price of the unrestricted share as of the valuation date minus the present value of the expected dividends during the vesting period. The Group has elected to recognize compensation expense using the accelerated method for all share options and restricted shares with service conditions that have a graded vesting schedule.

ASC 718-10 requires forfeitures to be estimated at the time of grant and revised, if necessary, in the subsequent year if actual forfeitures differ from initial estimates. Share-based compensation expense is recorded net of estimated forfeitures such that expense is recorded only for those share-based awards that are expected to vest. Forfeiture rate is estimated based on historical and future expectation of employee turnover rate and adjusted to reflect future change in circumstances and facts, if any.

The Group records share-based compensation expense for awards granted to non-employees in exchange for services at fair value in accordance with the provisions of ASC subtopic 505-50 (“ASC 505-50”), Equity: Equity Based Payment to Non-Employees. For the awards granted to non-employees, the Group records compensation expense equal to the fair value of the share options and restricted shares at the service performance date. The fair value of the unvested share options and restricted shares is recalculated at each reporting date as the service agreements signed with the non-employees do not include significant disincentive for non-performance. There were no share options or restricted shares issued to non-employees during the years ended December 31, 2011, 2012, and 2013.

A change in any of the terms or conditions of share options and restricted shares shall be accounted for as a modification of the plan. Therefore, the Group calculates incremental compensation cost of a modification as the excess of the fair value of the modified awards over the fair value of the awards immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested share options and restricted shares, the Group would recognize incremental compensation cost in the period the modification occurs and for unvested share options and restricted shares, the Group would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

21)	Leases

Leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. The Group has no capital leases for any of the years stated herein.

22)	Income taxes

The Group follows the liability method in accounting for income taxes in accordance to ASC subtopic 740-10 (“ASC 740-10”), Income Taxes: Overall. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Group records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized.

23)	Accounting for uncertain income tax positions

The Group applies the provisions of ASC 740-10 to account for uncertainties in income taxes. ASC 740-10 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Group has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income.

24)	Earnings per share

Earnings per share are calculated in accordance with ASC subtopic 260-10 (“ASC 260-10”), Earnings Per Share: Overall. Basic earnings per share is computed by dividing net income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share are computed using the weighted average number of shares and dilutive equivalent shares outstanding during the period. Dilutive equivalent shares consist of ordinary shares issuable upon the exercise of share options granted, with an exercise price less than the average fair market value for such period, using the treasury stock method. Dilutive equivalent shares are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive.

25)	Financial incentives

Government financial incentives are recognized where there is reasonable assurance that the grant will be received and all attaching conditions will be complied with, if any. When the grant relates to an expense item, it is recognized in the consolidated statements of comprehensive income over the period necessary to match the grant on a systematic basis to the costs that it is intended to compensate. Where the grant relates to an asset, it is recognized as deferred income and released to the consolidated statements of comprehensive income in proportion to the depreciation of the related assets. Government financial incentives are recognized as income upon receipt when there are no conditions or continuing performance obligations of the Group attached to any of the governmental financial incentives received.

26)	Share repurchase program

In September 2011, the Board of Directors approved a new share repurchase plan (“Share Repurchase Plan 4”), authorizing the Group to repurchase up to US$50,000,000 of its ADSs for the effective period from September 2011 to September 2012. As of December 31, 2011, the Group repurchased 932,972 ADSs under this plan for a total consideration of US$3,600,000.

In September 2012, the Board of Directors approved a twelve-month extension for Share Repurchase Plan 4 up to September 2013. As of December 31, 2012, the Group repurchased 1,744,909 ADSs under this plan for a total consideration of US$7,200,000. There were no repurchases made during 2013.

There was no additional repurchase plan approved during the year ended December 31, 2013.

The Group accounted for share repurchase as treasury stock at cost in accordance to ASC Subtopic 505-30 (“ASC 505-30”), Treasury Stock, which is shown separately in the shareholders’ equity as the Group has not yet decided on the ultimate disposition of the ADSs acquired. When the Group decides to retire the treasury stock or use the treasury stock to settle the exercise of share options and restricted shares (Note 21), the difference between the issuance price and the repurchase price is charged to retained earnings.

27)	Segment reporting

The Group follows ASC subtopic 280 (“ASC 280”), Segment Reporting. The Group’s chief operating decision-maker, who has been identified as the chief executive officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole and hence, the Group has only one reportable segment. The Group operates and manages its business as a single segment through the provision of online gaming services. As the Group’s long-lived assets are substantially all located in the PRC and substantially all the Group’s revenues are derived from within the PRC, no geographical segments are presented.

28)	Concentration of risk

Credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, accounts receivable, short-term investments, available-for-sale security, held-to-maturity securities, and amounts due from related parties and research and development entity partners. As of December 31, 2012 and 2013, substantially all of the Group’s cash and cash equivalents and short-term fixed rate time deposits were held by major Chinese financial institutions located in the PRC and Hong Kong. Historically, deposits in Chinese banks are secured due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that has come into effect on June 1, 2007, which contains a separate article expressly stating that the State Council promulgates implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law when necessary. Under the new Bankruptcy Law, a Chinese bank can go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Group has deposits has increased. In the event of bankruptcy of one of the banks which holds the Group’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws. Since the global financial crisis began during the third quarter of 2008, the risk of bankruptcy of those banks in which the Group has deposits or investments has increased significantly. In the event of bankruptcy of one of these financial institutions, it may be unlikely to claim its deposits or investments back in full. The Group continues to monitor the financial strength of these financial institutions.

Accounts receivable are typically unsecured and derived from revenue earned from customers in both the PRC and the overseas, which are exposed to credit risk. The risk is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses, which have generally been within its expectations.

Amounts due from related parties and research and development entity partners are typically unsecured, interest free and without any fixed term of repayment. Any negative events or deterioration in financial well-being with respect to the Group’s related parties and research and development entity partners may cause material loss to the Group and have a material effect on the Group’s financial condition and results of operations.

The Group’s available-for-sale security, 51.com is reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive loss in shareholders’ equity (Note 10). The time deposit in Bank of Ningbo bears a fixed yield of 3.75% with a maturity term of two years. Two short-term investment securities in China Merchant Bank which bear fixed yields of 4.8% and 5% per annum, respectively, with maturity terms of six months and one year, respectively. One short-term investment security in Minsheng Royal Asset Management which bears a yield of return of 6% per annum with a maturity term of one year. Any negative events or deterioration in financial well-being with respect to the counterparties of the above investments may cause material losses to the Group and have a material effect on the Group’s financial condition and results of operations.

Business and economic risk

The Group participates in a highly technical industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures from other online gaming companies; advances and new trends in new technologies and industry standards; changes in bandwidth suppliers; changes in certain strategic relationships or distributor relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

More than 80% of the Group’s revenues for the year ended December 31, 2011, 2012 and 2013 were primarily derived from a single online game series. No individual distributor or end-user customer accounted for more than 10% of advances from distributors or net revenues, respectively, for the years ended December 31, 2011, 2012 and 2013.

The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

Currency convertibility risk

Substantially all of the Group’s businesses are transacted in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People’s Bank of China. However, the unification of the exchange rates does not imply the convertibility of RMB into U.S. dollar or other foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. On June 19, 2010, the People’s Bank of China announced the end of the RMB’s de facto peg to U.S. dollar, a policy which was instituted in late 2008 in the face of the global financial crisis, to further reform the RMB exchange rate regime and to enhance the RMB’s exchange rate flexibility. On March 15, 2014, the People’s Bank of China announced the widening of the daily trading band for RMB against US$. The depreciation of the U.S. dollar against RMB was approximately 4.6%, 1.0%, and 2.8% in 2011, 2012 and 2013, respectively. Any significant revaluation of RMB may materially and adversely affect the Group’s cash flows, revenues, earnings and financial position, and the value of, and any dividends payable on, the ADS in U.S. dollars. As a result, the appreciation of RMB against the U.S. dollar has resulted in foreign currency translation losses when translating the assets of the Group from the U.S. dollar into RMB.

29)	Dividends

Dividends of the Group are recognized when declared. Relevant laws and regulations permit payments of dividends by the PRC subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations.

30)	Recent accounting pronouncements

In July 2013, the FASB issued ASU No. 2013-11 (“ASU 2013-11”), Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, which concludes an unrecognized tax benefit should be presented as a reduction of a deferred tax asset when settlement in this manner is available under the tax law. The amendments are effective for reporting periods beginning after December 15, 2013. Early adoption is permitted. The Group does not expect the adoption of ASU 2013-11 will have a significant effect on its consolidated financial statements.